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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 18, 1999

                            USTMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       CALIFORNIA                    0-16011                     95-2873757
------------------------    ------------------------         -------------------
(State of incorporation)    (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)

  12265 W. Bayaud Ave. #110, Lakewood, CO                   80228
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (303) 986-8011

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a. Effective August 18, 1999, USTMAN Technologies, Inc. ("USTMAN") dismissed its prior independent auditors Ernst & Young LLP ("Ernst & Young") and retained as its new independent auditors, Gelfond Hochstadt Pangburn, P.C. Ernst & Young's report on USTMAN's financial statements during the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified as to audit scope or accounting principles. The decision to change accountants was unanimously approved by USTMAN's Board of Directors.

     During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between USTMAN and Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of disagreement in connection with its report on the financial statements of USTMAN for such period.

     No "reportable event", as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B, occurred during the two most recent fiscal years and through August 18, 1999.

     b. USTMAN engaged Gelfond Hochstadt Pangburn, P.C. as its new independent accountants as of August 18, 1999. During the two most recent fiscal years and through August 18, 1999 USTMAN has not consulted with Gelfond Hochstadt Pangburn, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on USTMAN's financial statements or (ii) any matter that was either the subject mater of a disagreement or a reportable event (as described in Item 304 (a) (1) of Regulation S-B).

     c. The Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in Item 4 (a) above and, if not, stating the respects in which it does not agree. A copy of such letter, dated August 18, 1999 is filed as Exhibit 16.1 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USTMAN TECHNOLOGIES, INC.

Date: August 18, 1999                         By /s/ Dan R. Cook
      ---------------                           --------------------------------
                                                 Dan R. Cook, President



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                                 EXHIBIT INDEX

Exhibit No.                       Description
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   16.1            Change in Registrant's Certifying Accountant